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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               November 1, 2007

                    Hercules Technology Growth Capital, Inc.
             (Exact name of registrant as specified in its charter)

           Maryland                  814-00702              74-3113410
 (State or other jurisdiction      (Commission           (I.R.S. Employer
      of incorporation)              File No.)          Identification No.)

         400 Hamilton Ave., Suite 310
                Palo Alto, CA                                 94301
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(Name and Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (650) 289-3060


                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

On November 1, 2007 Hercules Technology Growth Capital, Inc., issued a press release announcing its earnings for the quarter ended September 30, 2007. The text of the press release is included as an exhibit to this Form 8-K.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1 Press release dated November 1, 2007



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


November 1, 2007
                                               /s/ Scott Harvey
                                               ----------------
                                               Scott Harvey
                                               Chief Legal Officer



                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibits
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    99.1       Press Release dated November 1, 2007